EXHIBIT 10.2

                                AMENDMENT AGREEMENT

                   THIS AMENDMENT AGREEMENT, dated as of December 28, 1998, by and among AURA SYSTEMS, INC., a Delaware corporation ("Aura"), NEWCOM, INC., a Delaware corporation (the "Company"), and the holders of Securities (as defined below) named on the signature pages hereto (the "Original Holders").

                                W I T N E S S E T H:

                   WHEREAS, pursuant to the several Subscription Agreements, each dated as of November 30, 1998, by and between the Company and the Original Holders (the "subscription Agreements"), the Company issued to the Original Holders shares (the "Initial Shares") of Common Stock, $.001 par value ("the Common Stock"), of the Company and in connection therewith the Company issued certain Repricing Rights (as defined in the Subscription Agreements) and Common Stock Purchase Warrants (the "Initial Warrants") to the Original Holders;

                   WHEREAS, pursuant to the several Note Purchase Agreements, each dated as of December 28, 1998, by and between the Company and the Original Holders (the "Note Purchase Agreements"), the Company has agreed, upon the terms and conditions of the Note Purchase Agreements, to issue to the Original Holders Secured Promissory Notes (the "Notes") of the Company and in connection therewith the Company has agreed to issue additional Common Stock Purchase Warrants (the "Additional Warrants") to the Original Holders; and

                   WHEREAS, Aura beneficially owns a majority of the outstanding Common Stock of the Company and is a party to the Parent Company Agreement, dated as of November 30, 1998, with the Company and the Original Holders; and

                   WHEREAS, as a condition precedent to the respective obligations of the Original Holders to purchase the Notes and acquire the Additional Warrants, the Original Holders require the execution and delivery of this Agreement by Aura and the Company;

                   NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                   1.   Definitions.   (a)  The following terms shall have the
following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                   "Aura SEC Reports" means (1) Aura's Annual Report on Form 10-K for the fiscal year ended February 28, 1998, (2) Aura's Quarterly Reports on Form 10-Q for the fiscal quarters ended May 31, 1998 and August 31, 1998, and
(3) Aura's definitive proxy statement for its 1998 Annual Meeting of Stockholders, in each case as filed with the SEC.

                   "Holders" means the Original Holders and each other holder of Repricing Rights and Securities.

                   "Securities" means the Initial Shares, Repricing Shares, the Aura Repricing Shares, the Notes, the Initial Warrants and the Additional Warrants.

                   (b) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement or in the amendments to the Subscription Agreements and the Registration Rights Agreements made hereby shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreements and, if not defined therein, in the Subscription Agreements.

                   2.  Amendment  of  Subscription   Agreements.   Each  of  the
respective Subscription Agreements is hereby amended as follows:

         (a) Section 1 is amended by adding the following new definitions:

         "Amendment Agreement" means the Amendment Agreement, dated as of December 28, 1998, between and among the Company, Aura, the Buyer and the Other Buyers.

         "Aura Common Stock" means the Common Stock, $.005 par value, of
Aura.

         "Aura Repricing Rate" means the number of Aura Repricing Shares issuable upon exercise of each Repricing Right pursuant to Section 3(I) equal to
(a) the product of (1) the Repricing Rate and (2) the Average Market Price of the Common Stock on the Exercise Date divided by (b) the Average Market Price of the Aura Common Stock on such Exercise Date (as if, for purposes of this clause
(b), the term "Average Market Price" referred to the Aura Common Stock).

         "Aura Repricing Shares" means shares of Aura Common Stock issued or issuable to a holder of Repricing Rights upon the exercise thereof.

         "Cash Consideration" means the product of (a) the number of Aura Repricing Shares issuable upon each exercise of Repricing Rights pursuant to
Section 3(l) and (b) the then current par value of the Aura Common Stock (which is $.005 as of December 28, 1998).

         "Cash Consideration Reserve" means the funds received by Aura from the Buyer from time to time pursuant to Section 3(l), plus accrued interest thereon, which are held in trust by Aura from the account of the Buyer unless and until paid to Aura as Cash Consideration upon exercise of Repricing Rights for Aura Repricing Shares.

         "Note Purchase Agreements" means the several Note Purchase Agreements, dated as of December 28, 1998, by and between the Company and each of the Buyer and the Other Buyers.

         "Notes" means the Secured Promissory Notes of the Company in the aggregate principal amount of $1,000,000 issued to the Buyer and the Other Buyers pursuant to the Note Purchase Agreements.

                   (b) Section 3 is amended to add a new Section 3(I) at the end thereof as follows:

         (I) Aura Repricing Shares. (1) Notwithstanding anything to the contrary in this Agreement, the Buyer may elect in its sole discretion to receive shares of Aura Common Stock in lieu of receiving shares of Common Stock of the Company upon exercise of Repricing Rights pursuant to this Section 3. On each Exercise Date, the Buyer shall be entitled to exercise any whole number of Repricing Rights for fully paid and nonassessable Aura Repricing Shares at the Aura
Repricing Rate if upon each exercise the Buyer pays Aura, or has previously deposited in the Cash Consideration Reserve for Aura, the applicable Cash Consideration. Upon receipt of such Exercise Notice and such Cash Consideration, Aura and the Company shall be obligated to deliver the certificates for the Aura Common Stock representing such Aura Repricing Shares as and when required under this Agreement.

         (2) In order to make funds available to Aura to pay the Cash Consideration if and when required, at the closing under the Note Purchase
Agreement the Buyer will deliver to Aura the sum of $1,000.00 to be held in trust by Aura as the Cash Consideration Reserve. Upon each exercise of Repricing Rights for Aura Repricing Shares, the Buyer hereby authorizes and directs Aura to deduct from its Cash Consideration Reserve the Cash Consideration due with respect to such exercise. Such deduction shall constitute payment in full to Aura of the applicable Cash Consideration. The Buyer may from time to time deposit additional funds in the Cash Consideration Reserve to provide adequate funds to cover future exercises of Repricing Rights. Upon request, Aura will provide the Buyer with a statement of the balance held in such Cash Consideration Reserve. Aura shall return the balance of the Cash Consideration Reserve, plus accrued interest thereon, to the Buyer within ten Business Days of receiving a request therefor from the Buyer.

         (3) To exercise Repricing Rights for full shares of Aura Common Stock representing Aura Repricing Shares on any Exercise Date, the Buyer shall (A) transmit by telephone line facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. Eastern Time, on such date, a copy of a fully executed Exercise Notice, in the form attached hereto as Exhibit B to the Amendment Agreements to Aura with a copy to the Company and (B) if there shall be insufficient fund in the Cash Consideration Reserve, deliver by check, money order of wire transfer to an account designated by Aura, the Cash Consideration for such exercise. Upon receipt by Aura of an executed Exercise Notice and payment of the Cash Consideration, which payment shall be deemed made on the Exercise Date by reason of Aura's right to deduct the Cash Consideration from the Cash Consideration Reserve if sufficient funds are available, Aura shall, within three Trading Days following the Exercise Date, (A) issue and deliver to the address specified in the Exercise Notice, a certificate, registered in the name of the Buyer or its designee, for the number of Aura Repricing Shares to which the holder shall be entitled, or (B) credit such aggregate number of Aura Repricing Shares to the Buyer's or its designee's account with the Depository Trust Company as specified in the Exercise Notice. The certificates for any Aura Repricing Shares issued to the Buyer prior to the SEC Effective Date shall bear the restrictive legend specified in Section 6(b). On and after the SEC Effective Date all Aura Repricing Shares issued to or upon the order of the Buyer shall not bear any restrictive legends or be subject to any stop-transfer restrictions.

         (4) The Person or Persons entitled to receive the Aura Repricing Shares issuable upon an exercise of Repricing Rights shall be treated for all purposes as the record holder or holders of such shares of Aura Common Stock on the Exercise Date.

         (5) If the Buyer shall have given an Exercise Notice for Aura Repricing Shares as provided herein, Aura's obligation to issue and deliver the certificates for Aura Common Stock representing the Aura Repricing Shares shall be absolute and unconditional, irrespective of any action or inaction by the Buyer to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of Aura or the Company to the Buyer, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Buyer or any other Person of any obligation to Aura or the Company or any violation or alleged violation of law by the Buyer or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of Aura to the Buyer in connection with the issuance and delivery of Aura Repricing Shares. The number of Aura Repricing Shares to be issued in connection with a particular Exercise Date is, absent manifest error, conclusively the number of Aura Repricing Shares stated in the applicable Exercise Notice. If in connection with a particular Exercise Date Aura determines that manifest error has been made by virtue of the computation of Aura Repricing Shares or other information set forth in the applicable Exercise Notice, Aura shall have the right within one Trading Day after the Buyer gives such Exercise Notice to notify the Buyer of such error, which notice shall state the number of Aura Repricing Shares in dispute, and, notwithstanding such notice from Aura, Aura shall issue to the Buyer the number of Aura Repricing Shares not in dispute as and when required by this Agreement. If Aura shall have notified the Buyer of any such manifest error, and Aura and the Buyer do not agree as to a resolution of such manifest error on or before the date of such notice by Aura of an error in such Exercise Notice, Aura shall on the date such notice is given submit the dispute to the Auditors for determination and shall instruct the Auditors to resolve such dispute and to notify Aura and the Buyer of their determination, which shall be binding on all parties, within two Trading Days after such dispute is submitted to the Auditors. Immediately after receipt of timely notice of the Auditors' determination (but in any event within four Trading Days after the applicable Exercise Notice is given to Aura), Aura shall issue to the Buyer any additional Aura Repricing Shares to which the Buyer is entitled based on the determination of the Auditors. If the Auditors shall fail to notify Aura of their determination within four Trading Days after the applicable Exercise Notice is given to Aura, then Aura shall within four Trading Days after receipt of the applicable Exercise Notice, issue to the Buyer any additional Aura Repricing Shares to which the Buyer is entitled based on the applicable Exercise Notice. Such immediate and prompt action shall be taken by all the parties in order to assure that there shall be full compliance with Aura's unqualified obligation that all Aura Repricing Shares issuable upon each Exercise Date be issued and delivered by the due dates therefor as provided herein.

         (6) If within three Trading Days after the Company's receipt of the Exercise Notice (or such longer period specified in Section 3(l)(5)) Aura shall for any reason fail to issue a certificate (which shall be free of all restrictive legends other than those required by Section 6(b)) for the number of Aura Repricing Shares to which the Buyer is entitled or to credit the Buyer's or its designee's account with the Depository Trust Company for such number of Aura Repricing Shares to which the Buyer is entitled upon the Buyer's exercise of the Repricing Rights, the Buyer shall have the right to rescind such exercise Notice or, commencing seven Business Days after the Exercise Date, to deliver a copy of the applicable Exercise Notice to the Repricing Escrow Agent with a notice that the Buyer is requesting Common Stock in lieu of Aura Common Stock by reason of Aura's failure to timely deliver Aura Repricing Shares in accordance with this
Section 3(l)(6). Promptly but not later than three Trading Days after its receipt of such Exercise Notice, the Repricing Escrow Agent shall, in accordance with the Escrow Agreement, release the Escrow Shares from escrow in the amount of the Repricing Shares specified in such Exercise Notice and deliver such shares in accordance with such Exercise Notice. In addition to such right to receive Escrow Shares and all other available remedies which the Buyer may pursue hereunder and under applicable law, Aura shall, on a weekly basis, pay as additional damages (and not as a penalty) to such Buyer for each day after such third Trading Day that such Aura Repricing Shares or Repricing Shares are not timely delivered an amount equal to 0.2% of the product of (1) the sum of the number of Aura Repricing Shares not issued to the Buyer on a timely basis pursuant to Section 3(c)(2) and to which the Buyer is entitled and (2) the Closing Price of the Aura Common Stock on such third Trading Day. In addition, if in connection with such late delivery of Aura Repricing Shares the Closing Price on the date of delivery is less than the Closing Price on such third Trading Day when such shares were due, then Aura shall be required to pay the Buyer, within two Trading Days after such late delivery, an amount equal to the product of (A) the number of such Aura Repricing Shares and (B) the difference between such respective Closing Prices. As used in this clause (6), the term "Closing Price" shall refer to the closing sale price of the Aura Common Stock. Any failure of the Repricing Escrow Agent to deliver shares to the Buyer shall not relieve Aura of its obligations under this Section 3(l)(6).

         (7) Notwithstanding anything to the contrary in this Agreement, in no event shall the Buyer be entitled to exercise any Repricing Rights in excess of that number of Repricing Rights upon exercise of which the sum of (x) the number of shares of Aura Common Stock beneficially owned by the Buyer and all of its Aggregated Persons (other than shares of Aura Common Stock deemed beneficially owned through the ownership of unexercised Repricing Rights and the unexercised or unconverted portion of any instrument which contains limitation similar to those set forth in this sentence) and (y) the number of shares of Aura Common Stock issuable or deliverable upon the exercise of the number of Repricing Rights with respect to which the determination in this sentence is being made, would result in beneficial ownership by the Buyer and all Aggregated Persons of the Buyer of more than 9.9% of the outstanding shares of Aura Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of the immediately preceding sentence.

         (8) Unless the Stockholder Approval shall have been obtained or waived by the Nasdaq, Aura shall not be required to issue Aura Repricing Shares to the extent such issuance would violate the Stockholder Approval Rule.

                   (d) Section 3(e)(2) is amended to add the following words at the end of clause (x) thereof after the words "Section 3(g)(2)": "or Section 3(I)(7),. . . "

                   3. Amendment of Registration Rights Agreements. Each of the respective Registration Rights Agreements is hereby amended, effective as of the date of this Agreement, as follows:

                   (a)  Section 1 is amended to add a new definition as follows:

         "Note Purchase Agreements" means the several Note Purchase Agreements, dated as of December 28, 1998, between the Company and each of the Initial Investor and the Other Buyers.

                   (b) The term "Warrant Shares" as used in each Registration Rights Agreement is amended to refer to the shares of Common Stock issuable upon exercise of (i) the Warrants issued pursuant to the applicable Registration Rights Agreement and (ii) the Common Stock Purchase Warrants issued in connection with the applicable Note Purchase Agreement.

                   (c) For purposes of Section 2(f), the term "Purchase Price" shall mean for each Investor the sum of (1) the Purchase Price for the Initial Shares as defined in the applicable Registration Rights Agreement for such Investor and (2) the Purchase Price for the Note as defined in the applicable Note Purchase Agreement for such Investor.

                   4. Representations, Warranties, etc. by Original Holders. Each of the Original Holders, severally and not jointly, represents and warrants to, and covenants and agrees with, Aura as follows:

                   (a) Purchase for Investment. Upon issuance and delivery of any Aura Repricing Shares, the Original Holder will acquire such Aura Repricing Shares for its own account for investment only and not with a view towards the public sale or distribution thereof;

                   (b)  Accredited   Investor;.   The  Original   Holder  is  an
"accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                   (c) Reoffers and Resales;. All subsequent offers and sales of the Aura Repricing Shares by the Original Holder shall be made pursuant to registration of the Aura Repricing Shares being offered and sold under the 1933 Act or pursuant to an exemption from registration; and

                   (d) Company Reliance. The Original Holder understands that the Aura Repricing Shares are being offered to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Aura is relying upon the truth and accuracy of, and the Original Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Original Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Original Holder to receive an offer of the Aura Repricing Shares.

                   5.   Aura Representations, Warranties, etc.

                   Aura represents and warrants to, and covenants and agrees with, each Original Holder that:

                   (a) Organization and Authority;. Aura is a corporation duly organized and validly existing under the laws of Delaware, and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Aura Registration Rights Agreement and the other documents and agreements delivered by Aura in connection herewith, and to consummate the transactions contemplated hereby and thereby. Aura is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of Aura.

                   (b) Capitalization. The authorized capital stock of Aura consists of 200,000,000 shares of Common Stock of which 91,181,259 shares of Aura Common Stock were outstanding on December 27, 1998, all of which are fully paid and nonassessable. Other than as set forth in the preceding sentence, Aura does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Aura Common Stock, except as disclosed in the Aura SEC Reports. Aura has duly reserved from its authorized and unissued shares of Aura Common Stock the full number of shares required for
(a) all options, warrants, convertible securities and other rights to acquire shares of Aura Common Stock which are outstanding and (b) all shares of Aura Common Stock and options and other rights to acquire shares of Aura Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by Aura.

                   (c) Concerning the Aura Repricing Shares and the Aura Common Stock. The Aura Repricing Shares and the Repricing Rights with respect thereto have been duly authorized. The Aura Repricing Shares when issued in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any shareholder of Aura or any other Person to acquire any of the Aura Repricing Shares. Aura has duly reserved 11,677,487 shares of Common Stock for issuance of the Aura Repricing Shares and such shares shall remain so reserved. The Aura Common Stock is listed for trading on the Nasdaq and (1) Aura and the Aura Common Stock meet the criteria for continued listing and trading on the Nasdaq;
(2) Aura has not been notified since January 1, 1996 by the Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on the Nasdaq and (3) no suspension of trading in the Aura Common Stock is in effect. Aura knows of no reason that the Aura Repricing Shares will not be eligible for listing on the Nasdaq.

                   (d) Information Provided. The information provided by or on behalf of Aura to the Original Holders in connection with the transactions contemplated by this Agreement, including, without limitation, the information contained in the Aura SEC Reports, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that, for purposes of this Section 5(d), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 5(d) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states.

                   (e) Absence of Certain Changes; Liabilities. Except as disclosed in the Aura SEC Reports, since February 28, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of Aura. Except as and to the extent disclosed, reflected or reserved against in the financial statements of Aura and the notes thereto included in the Aura SEC Reports, Aura has no material (individually or in the aggregate) liabilities, debts or obligations (including guaranties) whether accrued, absolute, contingent or otherwise, and whether due or to become due, to any of its officers, directors, security holders, or lenders or any of their respective Affiliates. Subsequent to February 28, 1998, the Company has not incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company other than those incurred in the ordinary course of its business or disclosed in the Aura SEC Reports.

                   (f) SEC Filings. Aura has timely filed all required forms, reports and other documents required to be filed with the SEC under the 1934 Act. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

                   (g) No Solicitation. No form of general solicitation or general advertising was used by Aura or, to the best of its knowledge, any other Person acting on behalf of Aura, in respect of or in connection with the offer of the Repricing Rights or the Aura Repricing Shares. Neither Aura nor, to its knowledge, any Person acting on behalf of Aura has, either directly or indirectly, sold or offered for sale to any Person any of the Aura Repricing Rights or the Aura Repricing Shares or, within the six months prior to the date hereof, any other similar security of Aura except as contemplated by this Agreement; and neither Aura nor any Person authorized to act on its behalf will sell or offer for sale any shares of Aura Common Stock or other securities, or solicit any offers to buy any shares of Common Stock or other securities, so as thereby to cause the issuance of any of the Aura Repricing Shares or the issuance of the Repricing Rights to be in violation of Section 5 of the 1933 Act.

                   (h) Certain Issuances of Securities. Aura has not issued any shares of Aura Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Aura Common Stock which are subject to the Stockholder Approval Rule and which could be integrated with the issuance of Aura Repricing Shares to the Holders under the Stockholder Approval Rule.

                   (i) Absence of Rights Agreement. Aura has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Aura Common Stock or a change in control of Aura.

                   (j) Amendment Agreement. This Agreement has been duly and validly authorized, executed and delivered by Aura and this Agreement is a valid and binding obligation of Aura enforceable in Accordance with its term subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                   (k) Non-contravention. The execution and delivery by Aura of this Agreement and consummation by Aura of the transactions contemplated by this Agreement, do not and will not, with or without the giving of Notice of the lapse of time, or both (i) result in any violation of any terms of the Certificate of Incorporation of by-laws of Aura, (ii) conflict with or result in a breach by Aura or the Company of any of the terms or provisions of, or constitute a result in a breach by Aura or the Company of any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of Aura or the Company under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of Aura or the company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which Aura or the Company is a party or by which Aura or the Company or any of their respective properties or assets is bound or affected, or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over Aura of the Company or any of their respective properties or assets.

                   (l) Approvals. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the security holders of or lenders to Aura, or any other third party, is required to be obtained or made by Aura or the Company for the execution, delivery and performance by Aura and the Company of this Agreement and by the Company of the Note Purchase Agreements and the other agreements, transactions and instruments contemplated hereby and thereby.

                   6.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                   (a) Transfer Restrictions. Aura and the Original Holders acknowledge and agree that (1) except as provided in the Aura Registration Rights Agreement with respect to the resale of the Aura Repricing Shares, the Aura Repricing Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless (A) subsequently registered for resale thereunder or (B) the holder shall have delivered to Aura an opinion of counsel, reasonably satisfactory in form, scope and substance to Aura, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither Aura nor any other Person is under any obligation to register the Securities (other than registration of the resale of the Aura Repricing Shares pursuant to the Aura Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 6(d) hereof and pursuant to the Aura Registration Rights Agreement).

                   (b)  Restrictive Legends.

                   (1) Each Original Holder acknowledges and agrees that until such time as the Aura Repricing Shares have been registered for resale under the 1933 Act as contemplated by the Aura Registration Rights Agreement, the certificates for the Aura Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Aura Repricing Shares):

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                   (2) Once the Registration Statement required to be filed by Aura pursuant to Section 2 of the Aura Registration Rights Agreement has been declared effective, thereafter (1) upon request of an Original Holder Aura will substitute certificates without restrictive legend for certificates for any Aura Repricing Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Original Holder and (2) Aura shall not place any restrictive legend on certificates for any Aura Repricing Shares issued or impose any stop-transfer restriction thereon.

                   (c) Aura Registration Rights Agreement. On or before the Closing Date, Aura and each of the Original Holders agree to enter into a separate Aura Registration Rights Agreement in the form attached hereto as Exhibit A.

                   (d) Form D. Aura agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Original Holders promptly after such filing. The Original Holders agree to cooperate with Aura in connection with such filing and, upon request of Aura, to provide all information relating to the Original Holders reasonably required for such filing.

                   (e) Authorization for Trading; Reporting Status. Within two Business Days after the Closing Date under the Note Purchase Agreements, Aura shall file a notification for listing of additional shares with the Nasdaq relating to the Aura Repricing Shares and on or prior to such date shall provide evidence of such filing to the Original Holders. So long as the Original Holders own any of the Aura Repricing Shares or the Repricing Rights, Aura shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and Aura shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                   (f) Blue Sky Laws. On or before the Closing Date, Aura shall take such action as and to the extent it shall be necessary or required to qualify, or to obtain an exemption for the Repricing Rights and the Aura Repricing Shares for issuance to the Original Holders pursuant to this Agreement under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the issuance to the Original Holders of the Repricing Rights and the Aura Repricing Shares pursuant to this Agreement. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date under the Note Purchase Agreement.

                   (g) Exercise Notice. Aura, the Company and the Original Holders agree that the form of Exercise Notice attached as Annex VI to the Subscription Agreements is hereby amended and replaced in its entirety by the form of Exercise Notice annexed hereto as Exhibit B.

                   (h) Certain Issuances of Securities. Unless Aura obtains the Stockholder Approval or a waiver thereof from the Nasdaq, Aura will not issue any shares of Aura Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Aura Common Stock which would be subject to the requirements of the Stockholder Approval Rule and which would be integrated with the issuance of Repricing Rights or Aura Repricing Shares to the Buyer for purposes of the Stockholder Approval Rule.

                   7.   Miscellaneous.

                   (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

                   (b) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                   (c) Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                   (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity of enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                   (e) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Holders, Aura or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties thereto shall operate as an amendment of this Agreement.

                   (f) Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or any amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise there of exercise of any other right or power.

                   (g) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of the Subscription Agreements, Attention:
Chief Executive Officer (telephone line facsimile transmission number (818) 597-1002), in the case of Aura addressed to Aura at 2335 Alaska Avenue, El Segundo, California 90245, Attention: Chief Financial Officer (telephone line facsimile transmission number (818) 643-8719) or, in the case of each Original Holder, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement or, in the case of any Holder who is not an Original Holder, to such address as such Holder shall have provided in writing to the Company and Aura for such purpose or, in each such case, such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other parties in accordance with this provision.

                   (h) Assignment. Each Original Holder shall have the right to assign its rights and obligations under this Agreement to any party to whom it assigns its rights under its Subscription Agreement, Note Purchase Agreement, Registration Rights Agreement or Aura Registration Rights Agreement. Each Holder shall be entitled to the rights and benefits of the Original Holders under this Agreement.

                   (i) Survival of Representations and Warranties. The respective representations, warranties, covenants and agreements of Aura and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Notes pursuant to the Note Purchase Agreements and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any Person controlling or advising any of them.

                   (j) Effect of Amendments; Entire Agreement. Except to the extent expressly amended hereby, the terms and provisions of the respective Subscription Agreements and Registration Rights Agreements are hereby confirmed and shall remain in full force and effect. This Agreement and, as so amended, the other agreements and instruments contemplated hereby set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto. Aura hereby becomes a party to the respective Subscription Agreements in order to give effect to the provisions of this Agreement.
~
                   IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.

                                      AURA SYSTEMS, INC.



                                          By: ___________________________
                                              Name:
                                              Title:


                                      NEWCOM, INC.



                                          By:______________________________
                                             Name:
                                             Title:


                                     [ORIGINAL HOLDERS]



                                          By:______________________________
                                             Name:
                                             Title:

                                             Address:






                                             Facsimile No.:


Exhibit A

                           REGISTRATION RIGHTS AGREEMENT

                   THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 28, 1998 (this "Agreement"), is made by and between AURA SYSTEMS, INC., a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                                W I T N E S S E T H:

                   WHEREAS, in connection with the Amendment Agreement, dated as of December 28, 1998, between the Initial Investor, the other investors named therein, NewCom, Inc., a Delaware corporation ("NewCom"), and the Company (the "Amendment Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Amendment Agreement, to issue to the Initial Investor shares of Common Stock, $.005 par value (the "Common Stock"), of the Company, from time to time upon the exercise of certain Repricing Rights described in the Amendment Agreement; and

                   WHEREAS, to induce the Initial Investor to execute and deliver the Amendment Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Registrable Securities (as defined below) issuable to the Investors pursuant to the Subscription Agreement;

                   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

                   1.   Definitions.

                   (a) As used in this Agreement, the following terms shall have the following meanings:

                   "Computation Date" means, if an event described in Section 2(f)(1) occurs, any of (1) the date which is 30 days after such event occurs, if any such event is continuing on such date, (2) each date which is 30 days after a Computation Date, if any such event is continuing on such date, and (3) the date on which all such events cease to continue.

                   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                   "Initial Registration Amount" means 134% of the number of Aura Repricing Shares issuable pursuant to the Amendment Agreement assuming (A) all of the Buyer's Repricing Rights issued at the First Closing were exercised on the SEC Filing Date (without regard to any limitations on exercise) and (B) the Average Market Price on the SEC Filing Date was 50% of the lower of (x) the Average Market Price on the Closing Date and (y) the Average Market Price on the SEC Filing Date.

                   "Investor" or "Investors" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                   "Nasdaq" means the Nasdaq National Market.

                   "Other Registration Rights Agreements" means the registration rights agreements dated the date hereof between the Company and each of the Other Buyers.

                   "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                   "Registrable Securities" means the Aura Repricing Shares.

                   "Registration Amount" means the sum of (i) the number of Aura Repricing Shares previously issued pursuant to the Amendment Agreement plus (ii) the number of Aura Repricing Shares issuable pursuant to all unexercised Repricing Rights (without regard to limitations on exercise) equal to the greater of (A) the number of such Aura Repricing Shares issuable as if the Average Market Price on the date of determination of the Registration Amount was 66.7% of the lower of (x) the Average Market Price on the Closing Date and (y) the Average Market Price on the SEC Effective Date and (B) the number of such Aura Repricing Shares issuable based on the Average Market Price on the date of determination of the Registration Amount.

                   "Registration Period" means the period from the Closing Date to the earlier of (i) the date which is two years after the date on which the last Aura Repricing Shares may be issued to the Investors pursuant to the Subscription Agreement, (ii) the date on which each Investor may sell all of its Registrable Securities (including Registrable Securities which may be issued from time to time) without registration under the Securities Act pursuant to Rule 144, without restriction on the manner of sale or the volume of securities which may be sold in any period and without the requirement for the giving of any notice to, or the making of any filing with, the SEC and (iii) the date on which the Investors no longer beneficially own any Registrable Securities.

                   "Registration Statement" means a registration statement of the Company under the Securities Act, including any amendment thereto.

                   "Rule 144" means Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell securities of the Company to the public without registration under the Securities Act.

                   "SEC  Effective   Date"  means  the  date  the   Registration
Statement is first declared effective by the SEC.

                   "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 2(a).

                   "Subscription Agreement" means the Subscription Agreement, dated as of November 30, 1998, between NewCom and the Initial Investor.

                   (b) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Amendment Agreement and, if not defined therein, in the Subscription Agreement.

                   2.   Registration.

                   (a) Mandatory Registration. The Company shall prepare, and not later than January 29, 1999, file with the SEC a Registration Statement on Form S-3 which, on the date of filing with the SEC, covers the resale by the Initial Investor or its assignees of a number of shares of Common Stock at least equal to the Initial Registration Amount. If (i) at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 2(a) shall be less than the then applicable Registration Amount or (ii) the Second Tranche Shares and the Aura Repricing Shares issuable upon exercise of the Second Tranche Repricing Rights are not permitted to be included in the initial Registration Statement filed pursuant to this Section 2(a), then promptly, but in no event later than 20 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first sentence of this Section 2(a)), covering such number of shares of Common Stock at least equal to the difference between the Registration Amount and the number of shares previously registered. For all purposes of this Agreement such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this Section 2(a). No securities other than the Registrable Securities and the securities registrable pursuant to the Other Registration Rights Agreements may be included in any Registration Statement filed pursuant to this Agreement.

                   (b) Certain Offerings. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

                   (c) Other Registrations. The Company will not file another registration statement with the SEC covering shares of Common Stock prior to the SEC Effective Date, other than registration statements on Form S-4 or S-8.

                   (d) Piggy-Back Registrations. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within ten (10) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable
Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this
Section 2(d) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(d) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(d) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded. Notwithstanding any other provision of this Agreement, if the Registration Statement required to be filed pursuant to Section 2(a) of this Agreement shall have been ordered effective by the SEC and the Company shall have maintained the effectiveness of such Registration Statement as required by this Agreement and if the Company shall otherwise have complied in all material respects with its obligations under this Agreement, then the Company shall not be obligated to register any Registrable Securities on such Registration Statement referred to in this Section 2(d).

                   (e) Eligibility for Form S-3. The Company meets the requirements for the use of Forms S-3 for registration of the Registrable Securities for resale by the Investors. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                   (f) Certain Payments by the Company. (1) If (A) the Company fails to file the Registration Statement with the SEC on or before January 29, 1999 or (B) the Registration Statement is not declared effective by the SEC on or before March 30, 1999, the Company shall pay the Initial Investor an amount in cash equal to 2.0% of the Purchase Price on the first Computation Date to occur and 3.0% of the Purchase Price on each subsequent Computation Date (such amounts to be pro rated for periods less than 30 days).

                   (2) If the Registration Statement shall cease to be available for use by any Investor for the sale of any Registrable Securities for 15 or more days (whether or not consecutive) for any reason (including without limitation by reason of events described in Sections 3(f) and 3(g)), the Company shall pay such Investor an amount in cash equal to 0.2% of the Purchase Price for each day on which such unavailability occurs. Such payments shall be made in arrears every 30 days after such unavailability first occurs.

                   (3) Any overdue payments required by this Section 3(f) shall bear interest as provided in Section 6(o) of the Subscription Agreement. The payments required by this Section 3(f) shall be in addition to any other rights and remedies of the Investors under this Agreement, the Subscription Agreement and applicable law.

                   3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

                   (a) prepare promptly, and file with the SEC not later than January 29, 1999, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period; submit to the SEC, within three business days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request; notify the Investors of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective; and the Company represents and warrants to, and covenants and agrees with, the Investors that the Registration Statement
(including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                   (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                   (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                   (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its Certificate of Incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders;

                   (e) in the event that the Registrable Securities are being offered in an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

                   (f) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Investors to sell Registrable Securities pursuant to the Registration Statement as promptly as practical, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                   (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                   (h) permit a single firm of counsel designated as selling shareholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

                   (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                   (j) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;

                   (k)  make  available  for  inspection  by any  Investor,  any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence;
provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at such Investor's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                   (l) use its best efforts (i) to cause all the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded or (ii) if securities of the same class or series as the Registrable Securities are not then listed on Nasdaq or any such other securities market, to cause all of the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market;

                   (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                   (n) cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as Exhibit 1 and shall cause legal counsel selected by the Company to deliver to the Investors an opinion of such counsel in the form attached hereto as Exhibit 2 (with a copy to the Company's transfer agent);

                   (o) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act; and

                   (p) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

                   4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                   (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least four (4) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one (1) business day prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor but shall not be relieved of its obligation to file a Registration Statement with the SEC relating to the Registrable Securities of such Non-Responsive Investor promptly after such Non-Responsive Investor provides the Requested Information;

                   (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                   (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                   (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                   (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable
Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

                   5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and the Investors, shall be borne by the Company, provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 2(b) hereof.

                   6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                   (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the
Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                   (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount by which the net proceeds to such Investor from the sale of Registrable Securities pursuant to such Registration Statement exceeds the cost of such Registrable Securities to such Investor. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                   (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                   (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                   7.  Contribution.  To the  extent any  indemnification  by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the amount by which the net amount of proceeds received by such seller from the sale of such Registrable Securities exceeds the purchase price paid by such seller for such Registrable Securities.

                   8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

                   (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                   (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                   (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                   9. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such securities (or all or any portion of the Repricing Rights) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the Initial Investor and such transferee to assure that the Registration Statement and related prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned. In connection with any such assignment, each Investor shall have the right to assign to such transferee such Investor's rights under the Amendment Agreement and the Subscription Agreement by notice of such assignment to the Company. Following such notice of assignment of rights under the Amendment Agreement and the Subscription Agreement, the Company shall be obligated to such transferee to perform all of its covenants under the Amendment Agreement and the Subscription Agreement as if such transferee were the Buyer under the Subscription Agreement and an original Holder under the Amendment Agreement.

                   10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

                   11.  Miscellaneous.

                   (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such
Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                   (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) (i) if to the Company, at 2335 Alaska Avenue, El Segundo, California 90245, Attention: Chief Financial Officer, telephone line facsimile transmission number (310) 643-8719, (ii) if to the Initial Investor, at

Attention:
 , telephone line facsimile transmission number and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

                   (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                   (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.


                   (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                   (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                   (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                   (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   (i) The Company acknowledges that any failure by the Company to perform its obligations under this Agreement, including, without limitation, the Company's obligations under Section 3(n), or any delay in such performance could result in damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct and consequential damages caused by any such failure or delay.

                   (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.


                                   NEWCOM, INC.



                                        By:______________________________
                                           Name:
                                           Title:


                                   [INITIAL INVESTOR]



                                        By:________________________________
                                           Name:
                                           Title:



                                      EXHIBIT 1
                                          to
                                     Registration
                                        Rights
                                      Agreement

                                [Company Letterhead]

                                      [Date]

Interwest Transfer Company,
as Transfer Agent, Warrant Agent and Registrar
P.O. Box 17136
Salt Lake City, Utah 84117


Ladies and Gentlemen:

         This letter shall serve as our irrevocable authorization and direction to you to transfer or re-register the certificates for the shares of Common Stock, $.005 par value (the "Common Stock"), of Aura Systems, Inc., a Delaware corporation (the "Company"), represented by certificate numbers _______ and _______ for an aggregate of _______ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name of Investors] upon surrender of such certificate(s) to you, notwithstanding the legend appearing on such certificates. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares. Certificates for shares of Common Stock issued on or after the date hereof to the investors or their assigns upon the exercise of certain Repricing Rights should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

         Contemporaneously with the delivery of this letter, the Company is delivering to you an opinion of Guzik & Associates as to registration of the Outstanding Shares and the shares of Common Stock issuable upon the exercise of certain Repricing Rights under the Securities Act of 1933, as amended.

         Should you have any questions concerning this matter, please contact me.

Very truly yours,

AURA SYSTEMS, INC.



By:_____________________________
   Name:
   Title:

Enclosure
cc: [Names of Investors]

~                                     EXHIBIT 2
                                         to
                                    Registration
                                       Rights
                                      Agreement

                                                          , 1999


[Names and Addresses of Investors]





                                 AURA SYSTEMS INC.
                               Shares of Common Stock

Ladies and Gentlemen:

              We are counsel to Aura Systems, Inc., a Delaware corporation (the "Company"), and we understand that the Company has issued to [Name of Investors] (the "Holders") certain Repricing Rights to acquire shares (the "Common Shares") of the Company's Common Stock, $.005 par value (the "Common Stock"). The Repricing Rights were issued, to the Holders pursuant to the several Subscription Agreements, dated as of November 30, 1998, between the Holders and NewCom, Inc. a Delaware corporation (the "Subscription Agreements"), as amended by the Amendment Agreement, dated as of December 28, 1998, among the Company, NewCom and the Holders (the "Amendment Agreement"). Pursuant to the several Registration Rights Agreements, dated as of December 28, 1998, between the Company and the Holders (the "Registration Rights Agreements"), the Company agreed with each Holder, among other things, to register for resale the Aura Repricing Shares (as such term is defined in the Amendment Agreement) under the Securities Act of 1933, as amended (the "1933 Act"), upon the terms provided in the Registration Rights Agreements. Pursuant to the Registration Rights Agreements, on , 1999 the Company filed a Registration Statement on Form S-3 (File No. 333-__________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Aura Repricing Shares, which names the Holders as selling stockholders thereunder.

           [Other introductory and scope of examination language to be inserted]

         Based on the foregoing, we are of the opinion that:

    (1) Since the Closing Date, the Company has timely filed with the SEC all forms, reports and other documents required to be filed with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act;

    (2) The Registration Statement and the Prospectus contained therein (other than the financial statements and schedules and other financial and statistical information contained or incorporated by reference therein, as to which we have not been requested to and do not express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder; and

    (3) The Registration Statement has become effective under the 1933 Act, and to the best of our knowledge after due inquiry, no stop order proceedings with respect thereto have been instituted or threatened by the SEC. The Aura Repricing Shares have been registered under the 1933 Act and may be resold by the respective Holders pursuant to the Registration Statement.

              We have participated in the preparation of the Registration Statement and the Prospectus, including review and discussions with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives at which the contents of the Registration Statement and the Prospectus contained therein and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein, on the basis of the foregoing, nothing has come to our attention that leads us to believe either that the Registration Statement at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in the Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not express any view with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus contained therein).

              Paragraph (3) of this opinion may be relied upon by Interwest Transfer Company, as Transfer Agent, Warrant Agent and Registrar (the "Transfer Agent") as if addressed to the Transfer Agent.

              Very truly yours,





cc: Interwest Transfer Company,
    as Transfer Agent, Warrant Agent and Registrar



Exhibit B


                                  EXERCISE NOTICE

TO:  NewCom, Inc.                            Aura Systems, Inc.
     31166 Via Colinas                       2335 Alaska Avenue
     Westlake Village, California 91326      El Segundo, California  90245

     Attention:  Chief Executive Officer     Attention:  Chief Financial Officer

     Facsimile No.:  (818) 597-1002          Facsimile No.:  (310) 643-8719

                   This Exercise Notice is given pursuant to the terms of (i) the Subscription Agreement, dated as of November 30, 1998, as amended (the "Subscription Agreement"), by and between NewCom, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Buyer") and (ii) the Amendment Agreement, dated as of December 28, 1998, by and among the Company, Aura Systems, Inc. a Delaware corporation ("Aura"), the Buyer and the other parties named therein. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Subscription Agreement and the Amendment Agreement. The Buyer hereby notifies the Company and, if the Buyer elects to receive Aura Repricing Shares, Aura as follows:

                    (1) Exercise Date:  _____________________

                    (2) No. of Initial Repricing Rights outstanding:
          -----------------------

                    (3) No. of Initial Repricing Rights exercised hereby:
          --------------------

                    (4) Repricing Price:  ___________________

                    (5) Average Market Price:  _______________

                    (6) Repricing Rate:  ________________

                    (7) Number of Repricing Shares due to the Buyer upon exercise of such Initial Repricing Rights:

                    (8)  No. of Second Tranche Repricing Rights outstanding:

                    (9) No. of Second Tranche Repricing Rights exercised hereby:

                    (10) Repricing Price:

                    (11) Average Market Price:

                    (12) Repricing Rate:

                    (13) Number of Repricing Shares due to the Buyer upon exercise of such Second Tranche Repricing Rights:

                    (14) If the Buyer elects to receive Aura Repricing Shares in lieu of Repricing Shares, items 14-16 are completed as follows: the Average Market Price of the Aura Common Stock is

                    (15) the Aura Repricing Rate is

                    (16) the number of Aura Repricing Shares due to the Buyer is:

                    (17) Please issue the number of Repricing Shares or Aura Repricing Shares, as the case may be, stated in items 7 and 13 or 16, as the case may be, in the name(s) and to the address or the account specified immediately below or, if additional space is necessary, on an attachment hereto:

                        Delivery Instructions
                        for Common Stock:





                        Address:

                        SS or Tax ID Number:


                                          NAME OF BUYER:

Date:


                                          By:________________________________
                                            Name:
                                            Title: